                                                                    EXHIBIT 10.1

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT


         This Second Amendment to Credit and Security Agreement (this "Amendment"), made as of June 21, 2002 among THOMAS & BETTS CORPORATION, as Borrower, (the "Borrower"), the various financial institutions whose names appear as lenders on the signature pages to the Credit Agreement (as defined below) (together with any other financial institution which subsequently becomes a lender under the Credit Agreement, the "Lenders"), and WACHOVIA BANK, N.A., as Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, and the Agent are parties to that certain Credit and Security Agreement, dated as of November 15, 2001, as amended by that certain First Amendment to Credit and Security Agreement and Agreement to Release, dated as of March 25, 2002 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has determined that it is entitled to a federal income tax refund in the approximate amount of $19,000,000 and in order to obtain such refund prior to the conclusion of a pending IRS audit, the Borrower is required to provide either (i) a demand bond, backed by an irrevocable standby letter of credit, or (ii) an irrevocable standby letter of credit for the benefit of the United States Treasury (either such letter of credit, the "Tax Refund Letter of Credit"); and

         WHEREAS, Wachovia, individually and not pursuant to the terms of the Credit Agreement, has agreed to issue the Tax Refund Letter of Credit and in connection therewith the Borrower has requested certain amendments to the Credit Agreement, and the Required Lenders and the Agent have agreed to such amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree as follows:

         1. Amendments to Credit Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Amendment which are set forth below, the Credit Agreement shall be amended as follows:

                  (a) Article 1 of the Credit Agreement, Definitions, is hereby amended by adding the following definition for "Tax Refund Letter of Credit," with such definition to be inserted in its proper alphabetical order:


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                  ""Tax Refund Letter of Credit" means that certain irrevocable standby letter of credit in the face amount of approximately $19,000,000, issued by Wachovia individually and not pursuant to the terms of this Agreement, for the benefit of the Borrower, in connection with the Borrower's request for payment of a certain federal income tax refund; the Tax Refund Letter of Credit shall not constitute a "Letter of Credit" as defined in this Agreement."

                  (b) Section 5.15 of the Credit Agreement, No Additional Subsidiaries, is hereby amended by deleting the existing first sentence of
Section 5.15 and substituting in lieu thereof, the following:

                  Neither the Borrower nor any of the Subsidiary Guarantors shall hereafter create or acquire any Domestic Subsidiary or divest itself of any material assets by transferring them to any Subsidiary, except for (i) the transfer of certain Accounts Receivable Collateral to the Special Purpose Subsidiary pursuant to the Securitization Documents and (ii) transfers by Thomas & Betts International, Inc. of its interests in Subsidiaries which are not Domestic Subsidiaries.

                  (c) Section 5.18 of the Credit Agreement, Permitted Liens, is hereby amended by adding a new subsection (p) as follows:

                  "(p) a Lien in favor of Wachovia on cash collateral in an amount equal to 105% of the face amount of the Tax Refund Letter of Credit"

                  (d) Section 5.20 of the Credit Agreement, Permitted Debt, is hereby amended by adding a new subsection (p) as follows:

                  "(p) Debt with respect to reimbursement obligations for the Tax Refund Letter of Credit"

                  (e) There shall be added a new subsection (c) to Section 10.05 of the Credit Agreement, Setoff; Sharing of Setoffs, as follows:

                  "(c) Notwithstanding anything to the contrary contained in this Agreement, including without limitation, the provisions of Sections 2.11, 10.05(a), and 10.05(b) hereof, the cash collateral held by Wachovia, individually and not as Agent, to secure the Borrower's reimbursement obligations with respect to the Tax Refund Letter of Credit shall be applied first to repay all such reimbursement obligations to Wachovia until such reimbursement obligations are paid in full.



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         2. No Waiver. The execution, delivery and effectiveness of this
Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Credit Documents shall remain unchanged and in full force and effect and the Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Agent or the Lenders at variance with the Credit Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Credit Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Agent's and the Lenders' security interests in, security titles to, or other Liens on, any Collateral for the Obligations, other than as expressly set forth herein.

         3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Agent, on behalf of itself and the Lenders, shall have received, in form and substance reasonably satisfactory to it:

                  (a) duly executed counterparts of this Amendment; and

                  (b) such other information, documents, instruments or approvals as the Agent may require, in form and substance reasonably satisfactory to Agent.

         4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee;

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Documents, as amended hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's organizational documents, (ii) law; or (iii) or any contractual restriction binding on or affecting the Borrower;

                  (c) This Amendment and each of the other Credit Documents, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally; and


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                  (d) No Default or Event of Default, under the Credit Agreement as amended hereby is existing or would be caused by the issuance of the Tax Refund Letter of Credit or the providing of cash collateral therefor.

         5. Reference to and Effect on the Credit Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

         7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         8. Credit Document. This Amendment shall be deemed to be a Credit Document for all purposes.

         9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof and shall be deemed to be a writing for all purposes.



                  [remainder of page intentionally left blank]



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                  IN WITNESS WHEREOF, the parties hereto have caused their
respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.



                                         THOMAS & BETTS CORPORATION


                                         By:      /s/ Thomas C. Oviatt
                                            ------------------------------------
                                                  Name:  Thomas C. Oviatt
                                                  Title: Treasurer

                                         8155 T&B Boulevard
                                         Memphis, Tennessee 38125
                                         Facsimile: 901-252-1372


                                         WACHOVIA BANK, N.A.,
                                         as Agent and as a Lender


                                         By:      /s/ W. Eugene Wilson
                                             -----------------------------------
                                                  Name:  W. Eugene Wilson
                                                  Title: Director


                                         Lending Office
                                         Wachovia Bank, N.A.
                                         191 Peachtree Street, N.E.
                                         Atlanta, Georgia 30303-1757
                                         Attention: Asset Based Lending
                                         Facsimile: 404-332-6920






Second Amendment to Credit and Security Agreement

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                                FLEET CAPITAL CORPORATION,
                                as a Lender


                                By:      /s/ Christopher K. Nairne
                                    --------------------------------------------
                                         Name:  Christopher K. Nairne
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------


                                Lending Office
                                Fleet Capital Corporation
                                300 Galleria Parkway, N.W.
                                Atlanta, GA 30339
                                Attention: Christopher K. Nairne,
                                         Vice President
                                Facsimile: 770-857-2947


                                SIEMENS FINANCIAL SERVICES, INC.
                                as a Lender


                                By:      /s/ Frank Amodio
                                    --------------------------------------------
                                         Name:  Frank Amodio
                                              ----------------------------------
                                         Title: Vice President - Credit
                                               ---------------------------------


                                Lending Office
                                Siemens Financial Services, Inc.
                                200 Somerset Corporate Blvd.
                                Bridgewater, NJ  08807-2843
                                Attention: Mark Picillo
                                Facsimile: 908-575-4060





Second Amendment to Credit and Security Agreement

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                                CIBC, INC.,
                                as a Lender


                                By:      /s/ Dominic Sorresso
                                   ---------------------------------------------
                                         Name:  Dominic Sorresso
                                              ----------------------------------
                                         Title: Executive Director
                                               ---------------------------------


                                Lending Office
                                CIBC, Inc.
                                425 Lexington Avenue
                                New York, NY 10017
                                Attention: Dominic J. Sorresso,
                                   Executive Director
                                Facsimile: 212-856-3991



                                THE NORTHERN TRUST COMPANY,
                                as a Lender


                                By:      /s/ Chris McKean
                                    --------------------------------------------
                                         Name:  Chris McKean
                                              ----------------------------------
                                         Title: Second Vice President
                                               ---------------------------------


                                Lending Office
                                The Northern Trust Company
                                50 S. LaSalle
                                Chicago, IL  60675
                                Attention: Christopher L. McKean, Second
                                        Vice President
                                Facsimile: 312-444-5055





Second Amendment to Credit and Security Agreement
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                                 KBC BANK N.V.,
                                 as a Lender


                                 By:      /s/ Robert Snauffer/Eric Raskin
                                    --------------------------------------------
                                 Name:  Robert Snauffer/Eric Raskin
                                      ------------------------------------------
                                 Title: First Vice President/Vice President
                                       -----------------------------------------


                                 Lending Office
                                 KBC Bank N.V.
                                 245 Peachtree Center Avenue
                                 Marquis One Tower, Suite 2550
                                 Atlanta, GA  30303
                                 Attention: Jackie Brunetto, Vice President
                                 Facsimile: 404-584-5465





Second Amendment to Credit and Security Agreement